UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4803

Oppenheimer Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2018

Item 1. Reports to Stockholders.

Semiannual Report 3/31/2018

OppenheimerFunds®
The Right Way to Invest

Oppenheimer Rochester Short Duration High Yield Municipal Fund

3/31/2018 Semiannual Report OppenheimerFunds The Right Way to Invest Oppenheimer Rochester Short Duration High Yield Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond 5-Year (4-6) Index
6-Month	0.45%	-1.81%	-1.26%
1-Year	-1.78	-3.99	0.65
5-Year	0.16	-0.29	1.54
10-Year	2.57	2.34	3.28

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

2 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Rochester Short Duration High Yield Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of March 31, 2018, the Class A shares provided a distribution yield at net asset value (NAV) of 3.44% and, unlike its benchmark, produced a positive 6-month cumulative total return. Tax-free income comprised 100% of the total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

At its March meeting, the first with Jerome “Jay” Powell at the helm, the Federal Open Market Committee (FOMC) raised the Fed Funds target rate to a range of 1.50% to 1.75%, citing recent strengthening of the economic outlook. The Fed also indicated that it currently expects to raise this short-term interest rate two more times in 2018, three times in 2019, and two times in 2020. As the FOMC statement notes, “the actual path ... will depend on the economic outlook as informed by incoming data.”

In all, the Fed Fund rate was raised twice during this reporting period. The target range,

The average distribution yield in Lipper’s Short-Intermediate Municipal Debt Funds category was 1.64% at the end of this reporting period. At 3.44%, the distribution yield at NAV for this Fund’s Class A shares was 180 basis points higher than the category average.

which was set to the range of zero to 0.25% between December 2008 and December 2015, has had six increases of 0.25 percentage points to date. During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.44%
Dividend Yield with sales charge	3.36
Standardized Yield	1.63
Taxable Equivalent Yield	2.75
Last distribution (3/27/18)	$0.012
Total distributions (10/1/17 to 3/31/2018)	$0.077

Endnotes for this discussion begin on page 13 of this report.

3 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

The Fed began to “normalize” its balance sheet earlier in this reporting period. Reductions of $10 billion a month began in October 2017 and are expected to reach $50 billion a month by year-end 2018.

In December 2017, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.40%, 57 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve and the Treasury yield curve rose and flattened during this reporting period, with long-term yields exhibiting slight changes while the short-term yields changed more significantly. Flatter yield curves provide investors with fewer incentives to purchase longer-maturity bonds and typically reflect expectations of rising interest rates.

On a nominal basis, yields on Treasuries at all maturities were higher than municipal yields with comparable maturities as of March 31, 2018. Nonetheless, for any taxpayer, a muni bond with a maturity of 20 years or more would provide more after-tax income than a Treasury security with the same maturity. Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

In the aftermath of Hurricane Maria, which battered the island in late September and caused extensive structural damage, scores of U.S. military and medical personnel were deployed to deal with the territory’s immediate needs. Government officials, already under scrutiny because of decisions regarding Puerto Rico’s debt, were soon embroiled in new storm-related controversies.

During this reporting period, the oversight board created by PROMESA (the Puerto

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Rico Oversight, Management and Economic Stability Act), the administration of Gov. Ricardo Rosselló Nevares, legislators, and owners of Puerto Rico debt remained at odds about the extent of the board’s authority; the governor’s desire to lend money to and potentially privatize PREPA, the Commonwealth’s electric utility; and the availability of resources to address the needs of Puerto Rican residents still dealing with the aftereffects of the hurricane.

Midway through this reporting period, Puerto Rico announced that it had found an additional $5 billion deposited in more than 800 government accounts, bringing the total to nearly $6.9 billion. This discovery undermined an earlier assertion by the government that money would run out by December 1, 2017. While the governor has complained about the “incorrect figures” that the oversight board has used, the government has yet to release audited financials for fiscal years 2015 through 2017.

In January 2018, creditors raised concerns about the oversight board’s plan to loan $1.3 billion to PREPA, and the investment firm Aurelius Capital argued in court that PROMESA itself was unconstitutional. The government submitted a new fiscal plan in late January, and both the oversight board and creditors found it lacking. The plan anticipated budget gaps, assumed significant aid from the Federal Emergency Management Agency (FEMA), increased expenses while projecting a sizable population decline, proposed tax cuts, and failed to allocate money to debt payments.

In early February 2018, the oversight board told the governor to revise various fiscal plans by February 12, saying that they did not comply with PROMESA. The next revision of the plan for the Commonwealth anticipated an accumulated surplus of $3.4 billion by fiscal year 2023. A further revision, released in late March, anticipated a surplus of approximately $6 billion by fiscal year 2023. In April 2018, after the end of this reporting period, the projected surplus by fiscal 2023 was raised to $6.4 billion and then to $6.7 billion.

The new federal budget proposal included an additional $11 billion in disaster relief for Puerto Rico and the U.S. Virgin Islands; the governor of Puerto Rico had requested close to $95 billion. FEMA and the U.S. Department of the Treasury established a program to provide low-interest-rate loans of up to $5 million to every Puerto Rico municipality willing to pledge collateral. Meanwhile, municipalities have been barred from receiving loans from the federal government because it says the Commonwealth still has too much cash on hand.

Recovery efforts have continued to be slow relative to other storm-ravaged geographies. Electrical rescue crews were brought to the island by FEMA but their work was hampered by an equipment shortage. In January, “critical materials” were discovered in warehouses by

5 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

The Rochester Portfolio Managers

FEMA and U.S. Army Corps of Engineers personnel, who accused PREPA of “hoarding.”

The government’s proposal to loan $1 billion to PREPA was rejected by Judge Swain in mid-February. The electric utility contended that it would have to start cutting off power (to those fortunate enough to have it) without the loan. The judge said that the parties could submit another petition, but the Commonwealth’s payments could not be senior to other creditors and that the loan could not exceed $300 million and had to be unsecured.

The disputes continued to mount as the 6-month anniversary of Maria approached. New criticism arose in the Puerto Rico House about the government’s analysis – the chairman of the finance committee called it “practically elementary school” – and about how much is being spent on lawyers and advisors. The Commonwealth’s energy commission challenged the oversight board’s

Scott Cottier, CFA Team Leader and Senior Portfolio Manager Troy Willis, JD, CFA Team Leader and Senior Portfolio Manager Mark DeMitry, CFA Senior Portfolio Manager Michael Camarella, CFA Senior Portfolio Manager Charlie Pulire, CFA Senior Portfolio Manager Elizabeth Mossow, CFA Senior Portfolio Manager

6 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA Director of Credit Research Chris Weiler, CFA Senior Credit Analyst Bob Bertucci, CFA Senior Credit Analyst Angela Uttaro Senior Credit Analyst Matt Torpey, CFA Senior Credit Analyst René Vecka, CFA Senior Credit Analyst Jon Hagen, CFA Senior Credit Analyst Alen Kreso, CFA Senior Credit Analyst Chris Meteyer, CFA Senior Credit Analyst Clara Sanguinetti Credit Analyst Chad Osterhout Credit Analyst

7 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

efforts to make decisions about PREPA, and creditors sought to stop the governor from “effectively eliminating” the energy commission. Meanwhile, the governor criticized the work of the U.S. Army Corps of Engineers and continued to advocate for the privatization of PREPA.

The situation remained dynamic during the reporting period, and our team continued to pursue negotiated settlements designed to offer Puerto Rico a path forward, strengthen its economy, and improve the quality of life of its residents while providing investors with an appropriate return.

Developments after March 31: In mid-April, Gov. Rosselló proposed reducing a variety of tax rates while creating a new tax on the income of the self-employed. A new draft of the fiscal plan projected a $6.7 billion surplus by 2023 and explained that it was “difficult to forecast with certainty” the Commonwealth’s general fund deficit “because of the protracted delays in issuing annual audited financial statements as well as lack of proper fiscal controls and poor financial management.”

The oversight board and the Rosselló administration continued to disagree about pension cuts, labor reforms, vacation days, and sick leave policies. The board’s push for cuts to pension benefits triggered protests in the streets of San Juan in late April and early May. In the same timeframe, various officials voiced support for bondholders, including José Carrion, the chairman of the oversight board, who asserted that bondholders have priority over pensioners, and Thomas Rivera Schatz, president of the Puerto Rico Senate, who told El Nuevo Dia that “the obligations have to be fulfilled.”

In early May, the governor released – and the oversight board quickly rejected – a budget proposal for fiscal year 2019 that lacked allocations for debt service. A revision released midmonth showed $970 million for debt service, which is believed to represent monies held by the Cofina trustee. According to the revised budget proposal, spending for the governor’s office and the Legislature would increase 67% and 33%, respectively, but no debt-service payments would be made from the general fund.

On May 20, the governor and the oversight board announced that they had reached a partial compromise on the 5-year fiscal plan. They agreed to maintain vacation, sick time and Christmas bonuses for the public sector and eliminate regulations that curtailed the government’s ability to dismiss employees. The debate over pension cuts was not resolved. According to the oversight board, the plan would produce a surplus of $6.048 billion by 2023.

In other significant news, a negotiated consensual debt framework designed to resolve the G.O.-Cofina dispute was rejected by the oversight board; the governor signed a law to provide $1 million in recovery funds (from the general fund) to each of the Commonwealth’s 78 municipalities;

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the governor continued to advocate for the privatization of PREPA, which had $247 million cash on hand as of May 11; and the Commonwealth’s tax revenues reached a historic high in April. As of May 4, the government said it had $2.65 billion in cash.

FUND PERFORMANCE

Oppenheimer Rochester Short Duration High Yield Municipal Fund held more than 510 securities as of March 31, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 1.3 cents per share at the outset of this reporting period, was reduced to 1.2 cents per share beginning with the March 2018 payout. In all, the Fund distributed 7.7 cents per Class A share this reporting period.

Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

Five of the Fund’s 10 largest sectors were among the 10 strongest contributors to positive performance this reporting period. The Fund’s total return was primarily driven by its holdings in the sales tax revenue sector, the Fund’s sixth-largest sector as of the end of the reporting period. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue. As of March 31, 2018, sales tax revenue bonds issued by Puerto Rico (COFINA) represented about two-thirds of the assets in this sector sector, and these holdings contributed positively to the Fund’s performance. Large sectors ranked among the Fund’s 10 strongest sectors for the reporting period also included its three largest sectors – tobacco bonds, general obligation (G.O.), and marine/aviation facilities, respectively – and its eighth largest, education.

Research-based security selection continued to be a factor in the strong performance of these sectors. Tobacco bonds, high-yielding securities backed by the proceeds from the landmark 1998 Master Settlement Agreement (MSA), were the Fund’s second strongest performer this reporting period. The G.O. sector was the ninth strongest contributor to positive total return this reporting period. Many of the holdings in this sector, which consists of bonds issued in various federal municipalities, are insured, including some of the G.O.s issued by Puerto Rico. Holdings in the marine/aviation facilities sector, this Fund’s third strongest performer, are typically high-grade investments backed by valuable collateral. Bonds in the education sector, the Fund’s tenth strongest this reporting period, primarily finance the infrastructure needs of a variety of charter schools.

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Market conditions during the reporting period caused a handful of sectors to detract from the Fund’s total return. The list of detractors as of March 31, 2018, includes the electric utilities sector (its fifth largest); PREPA bonds represented more than half of this sector’s assets and, though some were insured, they were adversely affected by developments in Puerto Rico, as discussed above. Also detracting from the Fund’s performance were the following sectors: government appropriations, hospital/healthcare, resource recovery, and a few of the Fund’s smaller sectors. Many of these sectors were adversely affected by pricing pressure, which was prevalent among high quality muni securities.

In aggregate, the Fund’s substantial investments in securities issued in the Commonwealth of Puerto Rico were slight detractors from performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state, and local income taxes, and the Fund’s holdings include securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways, and education, among other entities.

Investors should note that some of this Fund’s investments in securities, including some of its holdings of bonds issued by Puerto Rico, are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. This Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less for its portfolio. It may invest up to 35% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds.com/rochesterway.

10 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA Senior Vice President, Senior Portfolio Manager and Team Leader	Troy E. Willis, CFA, J.D. Senior Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio managers: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	15.5%
General Obligation	12.8
Marine/Aviation Facilities	8.7
Hospital/Healthcare	7.8
Electric Utilities	6.8
Sales Tax Revenue	6.0
Government Appropriation	5.3
Education	4.0
Higher Education	3.9
U.S. Government Obligations	3.9

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2018 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	1.5%	0.6%	2.1%
AA	23.1	0.0	23.1
A	21.4	0.2	21.6
BBB	26.3	4.4	30.7
BB or lower	17.3	5.2	22.5
Total	89.6%	10.4%	100.0%

The percentages above are based on the market value of the securities as of March 31, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 3/31/18

	Without Sales Charge	With Sales Charge
Class A	3.44%	3.36%
Class B	2.56	N/A
Class C	2.60	N/A
Class Y	3.71	N/A

TAXABLE EQUIVALENT YIELDS

As of 3/31/18
Class A	2.75%
Class B	1.52
Class C	1.55
Class Y	3.21

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/18
Class A	1.63%
Class B	0.90
Class C	0.92
Class Y	1.90

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 3/31/18
Class A	1.62%
Class B	0.90
Class C	0.92
Class Y	1.90

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPITX)	11/11/86	0.45%	-1.78%	0.16%	2.57%	4.97%
Class B (OIMBX)	9/11/95	0.06	-2.76	-0.64	2.07	3.79
Class C (OITCX)	12/1/93	0.07	-2.76	-0.64	1.78	3.19
Class Y (OPIYX)	1/31/11	0.57	-1.54	0.41	N/A	2.79
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/18
	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPITX)	11/11/86	-1.81%	-3.99%	-0.29%	2.34%	4.89%
Class B (OIMBX)	9/11/95	-3.89	-6.54	-0.82	2.07	3.79
Class C (OITCX)	12/1/93	-0.91	-3.70	-0.64	1.78	3.19
Class Y (OPIYX)	1/31/11	0.57	-1.54	0.41	N/A	2.79

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares

13 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond 5 Year (4-6) Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Bloomberg Barclays Municipal Bond 5 Year (4-6) Index is the 4- to 6- year component of the Bloomberg Barclays Municipal Bond Index. The index is unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.012 for the 35-day accrual period ended March 27, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on March 27, 2018; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C, and Y are annualized based on dividends of $0.0089, $0.0090, and $0.0130, respectively, for the 35-day accrual period ended March 27, 2018, and on the corresponding net asset values on that date.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended March 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended March 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Short-Intermediate Municipal Debt Funds category is based on 73 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal tax rate of 40.8%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable

14 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

15 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Actual	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During 6 Months Ended March 31, 2018
Class A	$ 1,000.00	$ 1,004.50	$ 5.66
Class B	1,000.00	1,000.60	9.52
Class C	1,000.00	1,000.70	9.42
Class Y	1,000.00	1,005.70	4.41

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.30	5.70
Class B	1,000.00	1,015.46	9.59
Class C	1,000.00	1,015.56	9.49
Class Y	1,000.00	1,020.54	4.44

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.13%
Class B	1.90
Class C	1.88
Class Y	0.88

17 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—110.4%
Alabama—0.5%
$3,975,000	Fairfield, AL GO1	6.000%	06/01/2031	12/11/2021	A	$3,980,446
1,400,000	Mobile, AL Improvement District (McGowin Park)[1]	5.000	08/01/2025	06/24/2023	B	1,443,862
200,000	Mobile, AL Improvement District (McGowin Park)[1]	5.250	08/01/2030	07/18/2026	A	206,104
25,000	Talladega County, AL GO1	5.250	01/01/2029	04/29/2018	A	25,052
						5,655,464

Alaska—0.0%
10,000	AK International Airports[1]	5.000	10/01/2021	04/29/2018	A	10,023

Arizona—1.4%
495,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1]	5.000	07/01/2030	07/01/2027	A	563,245
515,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1]	5.000	07/01/2031	07/01/2027	A	584,242
545,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1]	5.000	07/01/2032	07/01/2027	A	616,417
575,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1]	5.000	07/01/2033	07/01/2027	A	647,427
600,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1]	5.000	07/01/2034	07/01/2027	A	673,554
8,315,000	Pima County, AZ IDA (Arizona Charter School)[1]	5.375	07/01/2031	07/01/2020	A	8,962,156
445,000	Pima County, AZ IDA (Excalibur Charter School)[1]	5.000	09/01/2026	01/06/2023	B	443,772
2,290,000	Tempe, AZ IDA (Mirabella at ASUN)[1]	4.000	10/01/2023	10/01/2020	A	2,299,183
510,000	Tucson, AZ Airport Authority[1]	5.350	06/01/2031	04/29/2018	A	511,316
						15,301,312

Arkansas—0.0%
105,000	AR Devel. Finance Authority (Madison Industrial Devel./ Community Living Obligated Group)[1]	5.800	12/01/2020	04/29/2018	A	105,293
50,000	AR Devel. Financing Authority Tobacco Settlement (Biosciences Institute College)[1]	5.125	12/01/2028	04/29/2018	A	50,047
						155,340

California—18.1%
590,000	Atwater, CA Wastewater[1]	5.000	05/01/2030	05/01/2027	A	691,332
700,000	Atwater, CA Wastewater[1]	5.000	05/01/2033	05/01/2027	A	809,312
245,000	CA County Tobacco Securitization Agency (TASC)[1]	5.000	06/01/2026	04/29/2018	A	245,103
780,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500	06/01/2033	04/29/2018	A	790,366

18 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$2,700,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750%	06/01/2029	04/29/2018	A	$2,726,595
6,105,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2027	04/29/2018	A	6,110,494
2,505,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2043	04/29/2018	A	2,537,465
135,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2042	04/29/2018	A	136,193
22,500,000	CA GO2	4.000	11/01/2033	11/01/2033		24,302,194
2,360,000	CA GO1	5.375	06/01/2026	06/01/2018	A	2,374,915
3,620,000	CA GO1	6.500	04/01/2033	04/01/2019	A	3,795,787
145,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2029	06/01/2027	A	164,714
50,000,000	CA Health Facilities Financing Authority (El Camino Hospital)[2]	5.750	11/15/2031	09/30/2027	A	55,220,000
10,950,000	CA Pollution Control Financing Authority (Calplant I)	7.500	07/01/2032	05/10/2028	B	10,919,667
155,000	CA Public Works[1]	6.625	11/01/2034	11/01/2018	B	152,015
1,500,000	CA Public Works (Dept. of General Services)[1]	6.125	04/01/2028	04/01/2019	A	1,568,835
600,000	CA Public Works (Various Community Colleges)[1]	5.750	10/01/2030	10/01/2019	A	637,266
210,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	5.625	05/01/2029	04/29/2018	A	210,200
10,000	CA Veterans GO, Series BZ1	5.350	12/01/2021	04/29/2018	A	10,022
220,000	Carson, CA Public Financing Authority (Remediation)[1]	6.500	10/01/2036	10/01/2019	A	235,754
2,815,000	El Centro, CA Financing Authority (El Centro Redevel.)[1]	6.000	11/01/2021	03/27/2020	A	3,040,482
4,790,000	Fullerton, CA Public Financing Authority[1]	5.000	09/01/2022	09/01/2018	A	4,856,389
4,785,000	Fullerton, CA Public Financing Authority[1]	5.000	09/01/2023	09/01/2018	A	4,851,320
2,750,000	Huntington Park, CA Public Financing Authority[1]	5.000	09/01/2022	04/29/2018	A	2,756,683
225,000	Irvine, CA Unified School District[1]	5.000	09/01/2033	09/01/2027	A	253,395
5,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.375	05/15/2030	05/15/2018	A	5,022,050
155,000	Maywood, CA Public Financing Authority[1]	7.000	09/01/2028	04/29/2018	A	155,217
3,820,000	Montclair, CA Redevel. Agency Tax Allocation[1]	5.300	10/01/2030	04/29/2018	A	3,820,688
3,700,000	Mountain House, CA Public Financing Authority Utility System[1]	5.200	12/01/2032	04/29/2018	A	3,708,214
605,000	North City, CA West School Facilities Financing Authority Special Tax[1]	5.000	09/01/2026	09/01/2022	A	675,023

19 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$220,000	Northern, CA Inyo County Local Hospital District[1]	6.000%	12/01/2021	03/21/2020	A	$227,979
665,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108[1]	7.500	09/02/2020	09/02/2018	A	681,725
125,000	Perris, CA Public Financing Authority (Central North)[1]	6.750	10/01/2035	10/01/2018	A	127,206
2,000,000	Redding, CA Redevel. Agency Tax Allocation (Canby-Hilltop-Cyprus Redevel.)[1]	5.000	09/01/2022	04/29/2018	A	2,005,040
230,000	Riverside County, CA Public Financing Authority COP	5.750	05/15/2019	11/19/2018	B	195,500
100,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)[1]	6.500	12/01/2021	06/30/2020	B	108,784
10,000	Rocklin, CA Unified School District Community District No. 1[1]	4.625	09/01/2018	04/29/2018	A	10,025
4,980,000	Sacramento County, CA Airport System[1]	5.750	07/01/2024	07/01/2018	A	5,031,643
8,020,000	Sacramento County, CA Airport System[1]	5.750	07/01/2028	07/01/2018	A	8,102,365
5,785,000	Sacramento County, CA COP[1]	5.000	02/01/2031	04/29/2018	A	5,797,496
5,405,000	Sacramento County, CA COP (Juvenile Courthouse)[1]	5.000	12/01/2034	04/29/2018	A	5,416,405
25,000	Sacramento County, CA COP (Public Facilities)[1]	4.400	06/01/2019	04/29/2018	A	25,040
50,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		51,048
25,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2019	10/01/2019		26,526
10,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2020	10/01/2020		10,801
600,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2020	10/01/2020		648,084
225,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2021	10/01/2021		248,767
1,000,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2021	10/01/2021		1,105,630
125,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2022	10/01/2022		140,696
425,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	6.125	01/01/2027	05/13/2018	A	426,364
1,500,000	South Bayside, CA Waste Management Authority (Shoreway Environmental)[1]	6.250	09/01/2029	09/01/2019	A	1,594,515
10,480,000	Southern CA Tobacco Securitization Authority[1]	4.750	06/01/2025	04/14/2018	A	10,497,921

20 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$110,000	Stockton, CA Public Financing Authority (Parking & Capital Projects)[1]	5.375%	09/01/2021	04/29/2018	A	$110,053
6,615,000	Val Verde, CA Unified School District[1]	5.500	08/01/2033	08/01/2018	A	6,695,901
980,000	Vernon, CA Electric System[1]	5.125	08/01/2021	05/03/2019	A	1,019,896
3,200,000	West Covina, CA Public Financing Authority (Big League Dreams)[1]	5.000	06/01/2030	04/29/2018	A	3,207,168
						196,290,268

Colorado—0.6%
1,960,000	CO Health Facilities Authority (Valley View Hospital Association)[1]	5.500	05/15/2028	05/15/2018	A	1,969,192
3,900,000	CO Regional Transportation District (Denver Transportation Partners)[1]	6.000	01/15/2034	07/15/2020	A	4,213,599
265,000	Denver, CO City & County Airport[1]	6.125	11/15/2025	04/29/2018	A	265,901
						6,448,692

Connecticut—0.1%
1,000,000	Eastern CT Res Rec (Wheelabrator Lisbon)[1]	5.500	01/01/2020	04/29/2018	A	1,014,280

District of Columbia—6.7%
50,000	District of Columbia (Howard University)[1]	6.250	10/01/2032	04/01/2021	A	56,395
50,000	District of Columbia (Howard University)[1]	6.250	10/01/2032	04/01/2021	A	53,685
2,915,000	District of Columbia (United Negro College Fund)[1]	6.875	07/01/2040	07/01/2020	A	3,233,435
5,000	District of Columbia Ballpark[1]	5.000	02/01/2031	04/29/2018	A	5,009
100,000	District of Columbia Tax Increment (Mandarin Oriental Hotel)[1]	5.250	07/01/2022	04/29/2018	A	100,280
38,410,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.500	05/15/2033	06/21/2021	B	43,590,357
24,435,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750	05/15/2040	04/29/2018	A	25,566,341
						72,605,502

Florida—4.5%
245,000	Broward County, FL HFA	5.400	10/01/2038	01/16/2019	B	125,795
45,000	Broward County, FL HFA (Golden Villas)[1]	6.750 [3]	10/01/2045	04/29/2018	A	45,083
20,000	Broward County, FL HFA (Heron Pointe Apartments)[1]	5.650	11/01/2022	06/26/2018	A	20,208
20,000	Broward County, FL HFA (Heron Pointe Apartments)[1]	5.700	11/01/2029	04/29/2018	A	20,166
45,000	Celebration, FL Community Devel. District[1]	5.000	05/01/2020	04/29/2018	A	45,013

21 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$30,000	Celebration, FL Community Devel. District[1]	5.000%	05/01/2022	04/29/2018	A	$30,002
65,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	5.900	11/01/2022	04/29/2018	A	65,085
550,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	5.950	11/01/2027	04/29/2018	A	550,566
380,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.000	11/01/2032	04/29/2018	A	380,395
770,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.050	11/01/2039	04/29/2018	A	770,901
130,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.700	09/01/2022	04/29/2018	A	130,445
230,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.750	09/01/2029	04/29/2018	A	233,105
270,000	East Homestead, FL Community Devel. District[1]	7.250	05/01/2021	05/01/2021		280,719
600,000	Escambia County, FL Health Facilities Authority[1]	5.950	07/01/2020	08/29/2018	B	654,792
500,000	FL Capital Trust Agency (Elim Senior Hsg.)[1]	5.000	08/01/2027	04/08/2025	B	505,300
1,000,000	FL Capital Trust Agency (Elim Senior Hsg.)[1]	5.375	08/01/2032	08/01/2027	A	1,017,160
660,000	FL Capital Trust Agency (Viera Charter School)[1]	4.000	10/15/2029	02/27/2026	B	640,966
1,000,000	FL HEFFA (Nova Educational Facilities)[1]	5.000	04/01/2022	04/01/2022		1,096,070
150,000	FL HFA[1]	6.300	09/01/2036	04/29/2018	A	150,192
75,000	FL HFA (Stoddert Arms Apartments)[1]	6.300	09/01/2036	04/29/2018	A	75,096
10,000	FL HFC (Pinnacle Lakes Apartments)[1]	5.250	08/15/2028	04/29/2018	A	10,045
435,000	Halifax, FL Hospital Medical Center[1]	5.375	06/01/2031	06/01/2018	A	437,653
5,000	Hialeah, FL Hsg. Authority[1]	5.300	12/20/2018	04/29/2018	A	5,012
6,520,000	Hillsborough County, FL Aviation Authority[1]	5.500	10/01/2027	10/01/2018	A	6,637,230
5,000,000	Hillsborough County, FL Aviation Authority[1]	5.500	10/01/2028	10/01/2018	A	5,089,900
3,665,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.500	10/01/2030	04/29/2018	A	3,670,314
7,565,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.750	10/01/2024	04/29/2018	A	7,582,551
8,895,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.875	06/01/2025	04/29/2018	A	8,915,370
3,060,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.875	06/01/2031	04/29/2018	A	3,065,692
500,000	Miami, FL Special Obligation[1]	5.250	01/01/2026	04/29/2018	A	501,355
1,520,000	Orlando, FL Community Redevel. Agency (Conroy Road District)[1]	5.000	04/01/2022	04/01/2022		1,676,378

22 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Florida (Continued)
$1,095,000	Orlando, FL Community Redevel. Agency (Conroy Road District)[1]	5.000%	04/01/2023	04/01/2022	A	$1,201,073
30,000	Palm Beach County, FL Health Facilities Authority (Harbours Edge)[1]	6.000	11/15/2024	04/29/2018	A	30,083
5,000	Palm Beach County, FL HFA (Riverview House)[1]	5.150	09/01/2019	04/29/2018	A	5,010
110,000	Palm Beach County, FL HFA (Riverview House)[1]	5.250	09/01/2031	04/29/2018	A	110,354
1,225,000	Pembroke Harbor, FL Community Devel. District Special Assessment[1]	7.000	05/01/2038	05/01/2030	B	1,229,900
25,000	Quincy, FL Utilities[1]	5.000	10/01/2029	04/29/2018	A	25,052
217,184	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	03/11/2026	B	207,130
360,000	South-Dade, FL Venture Community Devel. District[1]	4.250	05/01/2020	05/01/2020		373,784
1,000,000	Waterford Estates, FL Community Devel. District Special Assessment[4,5]	5.125	05/01/2013	05/01/2013		900,000
28,172	Watergrass, FL Community Devel. District Special Assessment[4]	6.960	11/01/2017	11/01/2017		26,763
						48,537,708

Georgia—2.1%
810,000	Albany-Dougherty, GA Payroll Devel. Authority (Proctor & Gamble Company)[1]	5.300	05/15/2026	04/29/2018	A	811,515
40,000	Americus-Sumter County, GA Payroll Devel. Authority (GSW Foundation Student Hsg.)[1]	5.000	06/01/2036	04/29/2018	A	40,099
25,000	Barnesville-Lamar County, GA IDA (Gordon College Properties Foundation/Gordon College Foundation Obligated Group)[1]	5.000	08/01/2030	04/29/2018	A	25,053
5,000	Bleckley Cochran, GA Devel. Authority (MGCO Real Estate Foundation/MGCO Foundation Obligated Group)[1]	4.625	07/01/2030	04/29/2018	A	5,010
65,000	Bleckley Cochran, GA Devel. Authority (MGCO Real Estate Foundation/MGCO Foundation Obligated Group)[1]	5.000	07/01/2036	04/29/2018	A	65,162
6,480,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125	03/15/2031	03/15/2021	A	6,670,966
5,000	GA Municipal Assoc. (Atlanta Detention Center)[1]	5.000	12/01/2018	04/29/2018	A	5,012
10,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2023	04/29/2018	A	10,025

23 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Georgia (Continued)
$1,600,000	GA Private Colleges & University Authority (Mercer University)[1]	5.250%	10/01/2027	10/01/2022	A	$1,747,504
30,000	Macon-Bibb County, GA Industrial Authority[1]	6.100	05/01/2018	05/01/2018		30,088
1,280,000	Marietta, GA Devel. Authority (Life University)[1]	5.000	11/01/2023	11/01/2023		1,412,634
10,000,000	Morgan County, GA Hospital Authority (USDA Replacement Hospital)[1]	2.750	09/01/2019	09/01/2019		9,940,000
1,620,000	Randolph County, GA GO1,6	5.000	04/01/2022	10/23/2020	B	1,727,908
						22,490,976

Hawaii—1.1%
11,810,000	HI Hsg. & Community Devel. Corp. (Rent Hsg. System)[1]	4.600	07/01/2025	04/29/2018	A	11,844,367

Idaho—0.0%
300,000	ID Health Facilities Authority (Valley Vista Care Corp./Vista Community Hsg. Corp. Obligated Group)[1]	4.000	11/15/2027	05/12/2024	B	306,846
130,000	Power County, ID Industrial Devel. Corp. (FMC Corp.)[1]	6.450	08/01/2032	04/29/2018	A	130,481
						437,327

Illinois—17.4%
1,785,000	Berwyn, IL Park District[1]	5.375	12/01/2028	12/01/2018	A	1,804,831
2,200,000	Centerpoint, IL Intermodal Center Program[1]	4.000 [3]	06/15/2023	06/15/2023		2,223,188
100,000	Chicago, IL Board of Education[1]	5.000	12/01/2022	04/29/2018	A	100,416
55,000	Chicago, IL Board of Education[1]	5.000	12/01/2024	04/29/2018	A	55,570
5,170,000	Chicago, IL Board of Education[1]	5.000	12/01/2026	04/29/2018	A	5,217,512
5,860,000	Chicago, IL Board of Education[1]	5.250	12/01/2023	12/01/2018	A	6,015,700
32,965,000	Chicago, IL Board of Education[2]	5.250	12/01/2024	11/01/2023	A	33,823,209
2,115,000	Chicago, IL Board of Education[1]	6.000	01/01/2020	07/08/2019	B	2,192,938
225,000	Chicago, IL GO1	5.000	01/01/2026	04/29/2018	A	225,576
9,600,000	Chicago, IL GO1	5.000	01/01/2027	04/29/2018	A	9,622,272
1,085,000	Chicago, IL GO1	5.000	01/01/2028	04/29/2018	A	1,087,788
2,765,000	Chicago, IL GO1	5.000	01/01/2028	04/29/2018	A	2,772,106
18,235,000	Chicago, IL GO1	5.000	01/01/2029	04/29/2018	A	18,320,340
10,000	Chicago, IL Multifamily Hsg. (Archer Courts Apartments)[1]	5.500	12/20/2019	04/29/2018	A	10,023
70,000	Chicago, IL Multifamily Hsg. (Hearts United Apartments)[1]	5.600	01/01/2041	04/14/2018	A	70,108
250,000	Chicago, IL O'Hare International Airport[1]	5.250	01/01/2028	01/01/2027	A	294,022
350,000	Chicago, IL O'Hare International Airport[1]	5.250	01/01/2029	01/01/2027	A	410,749

24 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$1,500,000	Chicago, IL O’Hare International Airport[1]	5.250%	01/01/2029	01/01/2027	A	$1,778,115
400,000	Chicago, IL O’Hare International Airport[1]	5.250	01/01/2030	01/01/2027	A	468,084
3,000,000	Chicago, IL O’Hare International Airport[1]	5.250	01/01/2030	01/01/2027	A	3,540,960
350,000	Chicago, IL O’Hare International Airport[1]	5.250	01/01/2031	01/01/2027	A	406,651
490,000	Chicago, IL State University (Auxiliary Facilities System)[1]	5.000	12/01/2018	04/29/2018	A	491,396
1,405,749	Chicago, IL Tax Increment COP (Metramarket Chicago)	6.870	02/15/2024	04/18/2018	A	1,407,309
1,295,000	Cicero, IL GO1	5.000	12/01/2023	12/01/2022	A	1,430,561
1,005,000	Cicero, IL GO1	5.000	12/01/2024	12/01/2022	A	1,105,098
725,000	Cicero, IL GO1	5.000	12/01/2025	12/01/2022	A	789,917
1,200,000	East Dundee, IL Tax Increment (Route 25 South Redevel.)[1]	5.250	12/01/2022	02/16/2021	B	1,197,948
23,605,000	IL Devel. Finance Authority Environmental Facilities (Citgo Petroleum Corp.)[1]	8.000	06/01/2032	06/01/2018	A	23,604,764
60,000	IL Finance Authority (Advocate Health Care)[1]	6.250	11/01/2028	11/01/2018	A	61,597
1,000,000	IL Finance Authority (Benedictine University)[1]	5.000	10/01/2030	10/01/2027	A	1,103,280
1,000,000	IL Finance Authority (Benedictine University)[1]	5.000	10/01/2033	10/01/2027	A	1,090,730
2,000,000	IL Finance Authority (Benedictine University)[1]	6.000	10/01/2028	10/01/2018	A	2,030,900
500,000	IL Finance Authority (Lake Forest College)[1]	5.000	10/01/2022	11/08/2020	B	523,285
100,000	IL Finance Authority (NWCH/ NWCHC/NWCDSC Obligated Group)[1]	5.375	07/01/2033	07/01/2018	A	100,936
335,000	IL Finance Authority (PHlth / PHN / PPH / PHP / PLC / PRC / PRMC / PSFH / PSJHC / PSM&EMC Obligated Group)[1]	6.125	05/15/2025	05/15/2019	A	351,207
1,875,000	IL Finance Authority (PHlth/Provena Senior Services Obligated Group)[1]	6.000	05/01/2028	05/01/2020	A	2,036,063
10,595,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/PCHN/PSSC/PHCr/ PBH/PAS/PHFBT Obligated Group)[1]	6.125	05/15/2025	05/15/2019	A	11,113,625
385,000	IL Finance Authority (PHN/PCTC/ PC&SHN/PLC/PCHN/PSSC/PHCr/ PBH/PAS/PHFBT Obligated Group)[1]	6.125	05/15/2025	05/15/2019	A	403,846

25 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$45,000	IL Finance Authority (PHN/PCTC/ PC&SHN/PLC/PCHN/PSSC/PHCr/ PBH/PAS/PHFBT Obligated Group)[1]	7.750%	08/15/2034	08/15/2019	A	$48,654
20,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)[1]	6.500	07/01/2034	07/01/2018	A	20,170,000
650,000	IL Finance Authority (Roosevelt University)[1]	5.125	04/01/2019	04/29/2018	A	650,091
700,000	IL Finance Authority (Roosevelt University)[1]	5.125	04/01/2020	04/29/2018	A	700,049
170,000	IL Finance Authority (Roosevelt University)[1]	5.400	04/01/2027	05/09/2025	B	166,823
425,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000	08/01/2027	08/01/2027		479,307
500,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000	08/01/2028	08/01/2027	A	560,495
325,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000	08/01/2029	08/01/2027	A	362,401
380,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000	08/01/2030	08/01/2027	A	422,134
375,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000	08/01/2031	08/01/2027	A	415,013
470,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000	08/01/2033	08/01/2027	A	516,248
20,000	IL Finance Authority (RUMC/ RCMC/RCF Obligated Group)[1]	6.375	11/01/2029	05/01/2019	A	21,021
20,000	IL Finance Authority (RUMC/ RCMC/RCF Obligated Group)[1]	6.750	11/01/2024	11/01/2018	A	20,584
715,000	IL Finance Authority (Silver Cross Hospital and Medical Centers/ Silver Cross Health System Obligated Group)[1]	5.500	08/15/2018	08/15/2018		723,723
875,000	IL Hsg. Devel. Authority (Anchor Senior Living/Greenwood Senior Living Obligated Group)[1,6]	4.700	10/20/2026	04/29/2018	A	878,430
50,000	IL Medical District COP[1]	5.125	06/01/2026	04/29/2018	A	50,039
140,000	IL Medical District COP[1]	5.250	06/01/2032	04/29/2018	A	140,109
5,000,000	IL Sales Tax Securitization Corp.[1]	5.000	01/01/2032	01/01/2028	A	5,725,550
9,215,000	IL Sports Facilities Authority[1]	5.500 [7]	06/15/2030	04/24/2018	A	9,230,205
105,000	Melrose Park, IL Water[1]	5.200	07/01/2018	07/01/2018		105,874
295,000	Quad Cities, IL Regional EDA (Augustana College)[1]	5.000	10/01/2023	10/01/2022	A	325,388

26 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Illinois (Continued)
$275,000	Quad Cities, IL Regional EDA (Augustana College)[1]	5.000%	10/01/2024	10/01/2022	A	$304,315
445,000	Quad Cities, IL Regional EDA (Augustana College)[1]	5.000	10/01/2025	10/01/2022	A	492,437
400,000	Quad Cities, IL Regional EDA (Augustana College)[1]	5.000	10/01/2026	10/01/2022	A	441,252
450,000	Quad Cities, IL Regional EDA (Augustana College)[1]	5.000	10/01/2027	10/01/2022	A	495,387
20,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.000	01/01/2019	01/01/2019		20,030
525,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.100	01/01/2020	04/29/2018	A	526,145
545,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.100	01/01/2020	01/01/2020		546,668
1,000,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.250	01/01/2021	01/01/2021		1,006,000
1,000,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.375	01/01/2022	01/01/2021	A	1,008,150
1,540,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.500	01/01/2023	01/01/2021	A	1,549,579
1,505,000	Yorkville, IL United City Special Services Area Special Tax[1]	4.600	03/01/2025	04/22/2023	B	1,490,025
						188,874,746

Indiana—1.5%
400,000	Evansville, IN Multifamily Hsg. (Silver Birch Evansville)[1]	4.800	01/01/2028	03/15/2025	B	388,156
500,000	IN Finance Authority (Butler University)[1]	5.000	02/01/2022	02/01/2022		544,580
7,220,000	IN Finance Authority (Deaconess Health System)[1]	6.000 [3]	03/01/2029	03/01/2021	C	8,015,283
500,000	IN Finance Authority (Sisters of St. Francis Health)[1]	5.250	11/01/2024	11/01/2018	A	510,300
10,000	IN Hsg. & Community Devel. Authority (Single Family Mtg.)[1]	6.450	01/01/2040	07/01/2018	A	10,093
1,435,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	5.750	07/01/2030	05/13/2020	D	1,533,958
4,800,000	Lake County, IN Building Corp.[1]	5.000	02/01/2024	11/23/2021	A	4,966,800
615,000	Mishawaka, IN Multifamily Hsg. (Silver Birch Mishawaka)[1]	5.100	01/01/2032	06/30/2027	B	594,311
						16,563,481

Kansas—0.0%
460,000	Pittsburgh, KS Transportation Devel. District (N. Broadway-Pittsburgh Town Center)[6]	4.800	04/01/2027	12/25/2023	B	410,835

27 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Kansas (Continued)
$15,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[1]	6.950%	06/01/2029	06/01/2018	B	$15,072
						425,907

Kentucky—1.1%
240,000	KY EDFA (Ashland Hospital)[1]	6.000	02/01/2031	04/29/2018	A	240,521
485,000	KY EDFA (Ashland Hospital)[1]	6.000	02/01/2033	04/29/2018	A	486,018
3,965,000	KY EDFA (BHS/BHP/BHL/BHCor/BHLex/BHlthL/BHMad/BHF/BHR/BHMG Obligated Group)[1]	5.375	08/15/2024	08/15/2018	A	4,011,311
1,965,000	KY EDFA (BHS/BHP/BHL/BHCor/BHLex/BHlthL/BHMad/ BHF/BHR/BHMG Obligated Group)[1]	5.375	08/15/2024	08/15/2018	A	1,992,176
1,000,000	KY EDFA (BHS/BHP/BHL/BHCor/BHLex/BHlthL/BHMad/ BHF/BHR/BHMG Obligated Group)[1]	5.625	08/15/2027	08/15/2018	A	1,013,140
3,815,000	KY EDFA (Owensboro Medical Health System)[1]	6.000	06/01/2030	06/01/2020	A	4,147,096
						11,890,262

Louisiana—1.5%
70,000	Calcasieu Parish, LA Industrial Devel. Board (Citgo Petroleum Corp.)[1]	6.000	07/01/2023	04/29/2018	A	70,131
2,045,000	LA HFA (La Chateau)[1]	6.000	09/01/2020	05/19/2019	A	2,064,469
360,000	LA HFA (La Chateau)[1]	7.250	09/01/2039	09/01/2019	A	364,730
685,000	LA Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2026	05/15/2018	A	689,528
7,000,000	LA Tobacco Settlement Financing Corp. (TASC)[1]	5.500	05/15/2029	05/15/2019	A	7,282,520
5,800,000	LA Tobacco Settlement Financing Corp. (TASC)[1]	5.500	05/15/2030	05/15/2020	A	6,209,770
5,000	Opelousas, LA General Hospital Authority (Opelousas General Health System)[1]	5.300	10/01/2018	04/29/2018	A	5,005
						16,686,153

Maine—0.1%
500,000	ME Finance Authority (Supplemental Education Loan)[1]	5.000	12/01/2022	12/01/2022		554,195
100,000	ME Finance Authority (Supplemental Education Loan)[1]	5.000	12/01/2023	12/01/2023		111,884
						666,079

28 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Maryland—0.0%
$65,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.500%	07/01/2026	04/29/2018	A	$65,120

Massachusetts—2.0%
540,000	MA Devel. Finance Agency (Avon Association)[1]	5.000	04/01/2018	04/01/2018		540,000
1,535,000	MA Devel. Finance Agency (Plantation Apartments)[1]	5.000	12/15/2024	04/14/2018	A	1,548,723
1,000,000	MA Devel. Finance Agency (Wheelock College)[1]	5.250	10/01/2029	04/29/2018	A	1,000,320
670,000	MA Devel. Finance Agency (Wheelock College)[1]	5.250	10/01/2037	04/29/2018	A	670,060
70,000	MA Educational Financing Authority, Series H1	6.350	01/01/2030	04/14/2018	A	70,520
5,000	MA H&EFA (Boston Medical Center)[1]	5.750	07/01/2031	07/01/2018	A	5,052
55,000	MA H&EFA (Boston Medical Center)[1]	5.750	07/01/2031	07/01/2018	A	55,565
3,970,000	MA H&EFA (Milford Regional Medical Center)[1]	5.000	07/15/2022	04/29/2018	A	3,979,171
1,435,000	MA H&EFA (Woods Hole Oceanographic Institution)[1]	5.375	06/01/2030	06/01/2018	A	1,443,969
25,000	MA Port Authority (Delta Air Lines)[1]	5.000	01/01/2021	04/29/2018	A	25,346
10,000,000	MA Water Resources Authority[2]	5.250	08/01/2030	08/01/2030		12,646,425
						21,985,151

Michigan—0.4%
855,000	Detroit, MI Water Supply System[1]	5.500	07/01/2026	07/01/2018	A	863,054
270,000	Detroit, MI Water Supply System[1]	5.750	07/01/2025	07/01/2018	A	272,808
200,000	Detroit, MI Water Supply System[1]	5.750	07/01/2026	07/01/2018	A	202,080
2,805,000	Ecorse City, MI GO1	5.800	11/01/2026	04/17/2021	A	3,106,678
100,000	George Washington Carver, MI Public School Academy COP[1]	8.125	09/01/2030	10/16/2025	B	57,434
20,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[1]	5.000	06/01/2025	06/01/2022	A	22,064
50,000	MI Municipal Bond Authority[1]	6.000	11/01/2023	04/29/2018	A	50,163
50,000	Negaunee, MI Sanitary Sewage Disposal System[1]	4.800	01/01/2027	07/01/2018	A	50,404
30,000	Wayne County, MI Downriver Sewer Disposal[1]	5.125	11/01/2018	05/01/2018	A	30,065
						4,654,750

Minnesota—0.6%
590,000	Minneapolis, MN Charter School (Spero Academy)[1]	5.500	07/01/2027	04/10/2026	B	583,221
1,080,000	Minneapolis, MN Charter School (Spero Academy)[1]	6.000	07/01/2032	08/15/2030	B	1,069,697

29 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Minnesota (Continued)
$4,525,000	Minneapolis, MN Multifamily Hsg. (1500 Nicollet Apts.)[1]	3.000%[3]	05/01/2021	05/01/2020	C	$4,503,732
140,000	St. Paul, MN Hsg. & Redevel. Authority (Great River School)[1]	5.250	07/01/2033	07/01/2027	A	144,648
345,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[1]	5.000	09/01/2018	09/01/2018		349,137
						6,650,435

Mississippi—1.5%
1,580,000	MS Business Finance Corp. (Mississippi Power Company)[1]	5.150 [3]	09/01/2028	04/29/2018	A	1,584,013
14,325,000	MS Business Finance Corp. (System Energy Resources)[1]	5.875	04/01/2022	04/24/2018	A	14,353,077
						15,937,090

Missouri—0.9%
1,440,000	Branson, MO IDA (Branson Shoppes Redevel.)[1]	4.000	11/01/2025	11/01/2025		1,469,246
750,000	Branson, MO IDA (Branson Shoppes Redevel.)[1]	4.000	11/01/2026	11/01/2025	A	757,808
30,000	Cape Girardeau County, MO IDA (Procter & Gamble Company)[1]	5.300	05/15/2028	04/29/2018	A	30,053
360,000	Maplewood, MO Tax (Maplewood South Redevel.)[1]	5.200	11/01/2022	11/01/2018	B	356,094
565,000	Meadows, MO Transportation Devel. District[1]	5.400	05/01/2035	05/01/2018	A	565,458
205,000	MO Environmental Improvement & Energy Resources Authority[1]	5.500	07/01/2019	04/29/2018	A	205,584
195,000	MO H&EFA (Rockhurst University)[1]	6.500	10/01/2035	10/01/2018	A	205,450
3,080,000	Raytown, MO Annual Appropriation-Supported Tax (Raytown Live Redevel. Plan)[1]	5.125	12/01/2031	04/29/2018	A	3,081,725
320,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax[1]	5.200	11/01/2021	04/29/2018	A	320,029
1,325,000	Saint Charles County, MO IDA (Suemandy/Mid-Rivers Community Improvement District)[1]	4.250	10/01/2034	10/01/2034		1,270,317
1,165,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)[1]	5.000	07/01/2021	07/01/2021		1,261,998
100,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)[1]	6.250	07/01/2029	07/01/2019	A	105,334
						9,629,096

Montana—0.1%
215,000	Crow, MT Finance Authority (Tribal)[1]	5.700	10/01/2027	04/29/2018	A	215,142

30 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Montana (Continued)
$445,000	Kalispell, MT Hsg. & Healthcare (Immanuel Lutheran Corp.)[1]	3.400%	11/15/2022	11/15/2018	A	$445,610
						660,752

Nebraska—0.1%
750,000	NE Central Plains Gas Energy[1]	5.250	12/01/2018	12/01/2018		766,358

Nevada—2.4%
680,000	Clark County, NV Improvement District (Summerlin South Area)[1]	5.000	02/01/2019	02/01/2019		687,609
385,000	Clark County, NV Improvement District (Summerlin South Area)[1]	5.000	02/01/2020	02/01/2020		392,858
640,000	Clark County, NV Improvement District (Summerlin South Area)[1]	5.000	02/01/2021	02/01/2021		657,088
405,000	Las Vegas, NV Special Improvement District No. 607[1]	5.000	06/01/2022	06/01/2022		434,808
370,000	Las Vegas, NV Special Improvement District No. 607[1]	5.000	06/01/2023	06/01/2023		399,607
165,000	Las Vegas, NV Special Improvement District No. 607[1]	5.000	06/01/2024	06/01/2024		177,372
1,440,000	North Las Vegas, NV GO1	5.000	05/01/2024	04/29/2018	A	1,441,570
1,000,000	North Las Vegas, NV GO1	5.000	05/01/2025	04/29/2018	A	1,001,080
1,350,000	North Las Vegas, NV GO1	5.000	05/01/2027	04/29/2018	A	1,351,364
5,440,000	North Las Vegas, NV GO1	5.000	05/01/2028	04/29/2018	A	5,445,331
10,875,000	North Las Vegas, NV GO1	5.000	05/01/2030	04/29/2018	A	10,885,331
80,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2022	04/29/2018	A	80,102
850,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2023	04/29/2018	A	851,054
1,865,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2026	04/29/2018	A	1,866,958
						25,672,132

New Hampshire—0.9%
8,010,000	NH H&EFA (Hillside Village)[1]	4.125	07/01/2024	07/01/2019	A	8,080,809
1,585,000	NH H&EFA (Hillside Village)[1]	5.250	07/01/2027	09/12/2024	B	1,625,877
						9,706,686

New Jersey—8.3%
5,000	Mount Holly, NJ Municipal Utilities Authority[1]	4.750	12/01/2018	04/29/2018	A	5,012
210,000	NJ EDA (Friends of Teaneck Community Charter School)[1]	4.250	09/01/2027	10/02/2025	B	206,791
395,000	NJ EDA (Hatikvah International Academy Charter School)[1]	5.000	07/01/2027	08/21/2025	B	400,226
70,000	NJ EDA (Municipal Rehabilitation)[1]	4.625	04/01/2025	04/24/2018	A	70,904
990,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000	07/01/2027	04/24/2018	A	991,980

31 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New Jersey (Continued)
$4,900,000	NJ Tobacco Settlement Financing Corp.[1]	4.500%	06/01/2023	04/14/2018	A	$4,918,767
4,035,000	NJ Tobacco Settlement Financing Corp.[1]	4.625	06/01/2026	04/14/2018	A	4,038,470
7,000,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2029	04/14/2018	A	7,022,680
46,575,000	NJ Tobacco Settlement Financing Corp.	5.304 [8]	06/01/2041	04/14/2018	A	12,836,070
53,610,000	NJ Tobacco Settlement Financing Corp.	5.474 [8]	06/01/2041	04/14/2018	A	14,285,993
4,000,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2029	06/15/2018	A	4,023,000
4,300,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2030	06/15/2018	A	4,324,725
26,600,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2031	06/15/2018	A	26,752,950
10,000,000	NJ Turnpike Authority[2]	4.000	01/01/2035	01/01/2035		10,431,883
						90,309,451

New Mexico—0.0%
125,000	NM Hospital Equipment Loan Council (PHSvcs/BCHCC/PHCF Obligated Group)[1]	6.125	08/01/2028	08/01/2018	A	126,891

New York—6.7%
370,000	NY Counties Tobacco Trust II (TASC)[1]	5.625	06/01/2035	04/29/2018	A	371,269
625,000	NY Counties Tobacco Trust III (TASC)[1]	6.000	06/01/2043	04/14/2018	A	625,875
2,040,000	NY Counties Tobacco Trust VI1	5.625	06/01/2035	11/21/2023	B	2,252,527
4,375,000	NY Counties Tobacco Trust VI1	6.000	06/01/2043	11/02/2026	B	4,860,494
11,000,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2036	07/15/2036		12,731,978
4,855,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	01/21/2019	A	5,072,164
5,055,000	Port Athority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	04/29/2018	A	5,281,060
40,000,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	04/29/2018	A	41,816,000
						73,011,367

North Carolina—0.2%
1,940,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000	06/01/2031	06/01/2018	A	1,954,026
60,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000	06/01/2031	06/01/2018	A	60,436

32 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
North Carolina (Continued)
$170,000	NC Medical Care Commission (Scotland Memorial Hospital)[1]	5.500%	10/01/2019	04/29/2018	A	$170,442
						2,184,904

Ohio—3.5%
2,910,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125	06/01/2024	06/01/2024		2,852,644
420,000	Dayton-Montgomery County, OH Port Authority (Dayton Regional Bond Fund-Maverick)[1]	5.125	05/15/2022	07/09/2018	A	425,006
1,500,000	Lorain County, OH Port Authority (Kendal at Oberlin)[1]	5.000	11/15/2030	11/15/2023	A	1,648,260
205,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2022	09/01/2022		231,051
260,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2023	09/01/2021	A	292,050
275,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2024	09/01/2021	A	307,929
290,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2025	09/01/2021	A	323,193
305,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2026	09/01/2021	A	338,312
320,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2027	09/01/2021	A	353,728
875,000	Montgomery County, OH (Catholic Health Initiatives)[1]	6.125	10/01/2028	10/01/2018	A	892,666
17,400,000	OH Air Quality Devel. Authority (First Energy Generation)	5.625	06/01/2018	06/01/2018		15,351,324
15,000	OH HFA[1]	5.250	09/01/2030	04/29/2018	A	15,017
8,675,000	OH Higher Educational Facility Commission (Cleveland Clinic Health System)[2]	4.000	01/01/2036	01/01/2036		9,154,928
935,000	OH River South Authority (Lazarus Building Redevel.)[1]	5.750	12/01/2027	04/29/2018	A	936,917
945,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300	02/15/2024	10/24/2021	B	943,535
1,950,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400	02/15/2034	02/27/2030	B	1,944,033
750,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	12/01/2018	A	770,318
935,000	Summit County, OH Port Authority (University of Akron Student Hsg.)[1]	5.250	01/01/2024	01/01/2021	A	1,022,030

33 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Ohio (Continued)
$435,000	Summit County, OH Port Authority (University of Akron Student Hsg.)[1]	5.250%	01/01/2024	01/01/2021	A	$469,648
						38,272,589

Oklahoma—0.1%
580,000	Oklahoma County, OK HFA (Single Family Mtg.)[1]	6.600	10/01/2035	04/29/2018	A	581,346

Oregon—0.0%
15,000	OR GO (Elderly & Disabled Hsg.)[1]	5.600	08/01/2019	04/29/2018	A	15,042
25,000	OR GO (Elderly & Disabled Hsg.)[1]	5.650	08/01/2026	04/29/2018	A	25,055
10,000	OR GO (Elderly & Disabled Hsg.)[1]	6.000	08/01/2026	04/29/2018	A	10,026
						50,123

Other Territory—0.6%
1,836,089	Public Hsg. Capital Fund Multi-State Revenue Trust I1	4.500	07/01/2022	12/21/2019	A	1,836,970
1,082,487	Public Hsg. Capital Fund Multi-State Revenue Trust II1	4.500	07/01/2022	12/18/2019	A	1,084,403
3,761,739	Public Hsg. Capital Fund Multi-State Revenue Trust III[1]	5.000	07/01/2022	06/20/2020	B	3,760,498
						6,681,871

Pennsylvania—2.0%
1,005,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.600	07/01/2023	03/23/2021	B	990,387
1,750,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000	05/01/2022	11/22/2020	B	1,895,250
2,750,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000	05/01/2027	06/06/2025	B	3,079,725
225,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)[1]	6.250	01/01/2024	01/01/2019	A	231,955
1,000,000	Delaware Valley, PA Regional Financial Authority[1]	5.700	07/01/2027	07/01/2027		1,190,700
2,845,000	Luzerne County, PA GO1	6.750	11/01/2023	11/01/2019	A	3,049,186
9,900,000	Montgomery County, PA HEFA (Ursinus College)[1]	5.500	11/01/2046	11/01/2018	A	10,000,584
53,615	Northampton County, PA IDA (Northampton Generating)[9,10]	5.000	12/31/2023	12/31/2023		16,084
350,140	Northampton County, PA IDA (Northampton Generating)[9,10]	5.000	12/31/2023	12/31/2023		105,042
785,000	PA HEFA (Ursinus College)[1]	5.000	01/01/2025	01/01/2022	A	842,195
						21,401,108

34 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Rhode Island—0.0%
$25,000	Providence, RI Public Building Authority (School & Public Facilities)[1]	5.250%	12/15/2018	04/29/2018	A	$25,056
95,000	Providence, RI Public Building Authority, Series A1	5.375	12/15/2021	04/29/2018	A	95,232
80,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	6.500	04/01/2027	04/29/2018	A	80,341
						200,629

South Carolina—0.2%
1,612,519	SC Connector 2000 Assoc. Toll Road, Series B	2.624 [8]	01/01/2021	01/01/2021		1,334,344
682,059	SC Connector 2000 Assoc. Toll Road, Series B	3.418 [8]	01/01/2026	01/01/2026		399,727

						1,734,071

Tennessee—0.0%
200,000	Jackson, TN Hospital (Jackson-Madison County General Hospital)[1]	5.500	04/01/2033	04/29/2018	A	200,548

Texas—2.7%
520,000	Argyle, TX Special Assessment (Highlands Argyle Public Improvement District No. 1)[1]	4.250	09/01/2027	12/09/2023	B	516,797
605,000	Arlington, TX Higher Education Finance Corp. (UMEP)[1]	4.550	08/15/2028	02/11/2026	B	603,488
150,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[4,5,11]	6.750	10/01/2038	10/01/2038		—
2,210,000	Brazos River Harbor, TX Navigation District (Dow Chemical Company)[1]	5.950	05/15/2033	05/15/2018	A	2,265,913
60,000	Collin County, TX HFC (Community College District Foundation)[1]	5.250	06/01/2023	07/08/2021	B	59,701
35,000	Collin County, TX HFC (Community College District Foundation)[1]	5.250	06/01/2031	03/09/2028	B	31,918
1,075,000	Dallas, TX GO1	5.000	02/15/2030	02/15/2025	A	1,216,040
6,955,000	Dallas-Fort Worth, TX International Airport[1]	5.000	11/01/2029	11/01/2018	A	7,073,722
35,000	Del Rio, TX Airport[1]	5.400	07/01/2019	04/29/2018	A	35,098
440,000	Gonzales, TX Healthcare System[1]	5.500	08/15/2019	04/29/2018	A	441,065
340,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)[1]	8.000	04/01/2028	04/29/2018	A	343,046
7,825,000	Harris County, TX HFDC (St. Luke’s Episcopal Hospital)[1]	6.750	02/15/2021	04/29/2018	A	8,226,344
50,000	Houston, TX Airport System[1]	5.000	07/01/2032	04/29/2018	A	50,135

35 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Texas (Continued)
$5,000	Houston, TX Airport System[1]	5.125%	07/01/2032	04/29/2018	A	$5,012
1,750,000	Houston, TX Airport System (United Airlines)[1]	5.000	07/15/2028	07/15/2028		1,973,370
505,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	5.875	05/15/2021	12/10/2019	B	535,239
620,000	Sabine River Authority, TX Pollution Control (TXU Electric Company)[4,5,11]	6.450	06/01/2021	06/01/2021		—
80,000	San Antonio, TX Airport System (Passenger Facility)[1]	4.625	07/01/2030	04/29/2018	A	80,072
590,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Trinity Terrace Project)[1,6]	2.500	12/01/2018	04/19/2018	A	590,165
4,030,000	Texas City, TX Industrial Devel. Corp. (ARCO Pipe Line Co.)[1]	7.375	10/01/2020	10/01/2020		4,509,489
235,000	Trinity River Authority, TX Pollution Control (TXU Electric Company)[4,5,11]	6.250	05/01/2028	05/01/2028		—
950,000	TX Dept. of Hsg. & Community Affairs (Skyway Villas)[1]	5.450	12/01/2022	04/29/2018	A	951,083
50,000	Ysleta, TX Independent School District[1]	5.375	11/15/2024	05/15/2018	A	50,002
						29,557,699

Vermont—0.6%
1,820,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)[1]	5.000	10/01/2020	10/01/2020		1,933,914
2,020,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)[1]	5.000	10/01/2021	10/01/2021		2,186,569
1,025,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)[1]	5.000	10/01/2022	10/01/2022		1,124,148
1,000,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)[1]	5.000	10/01/2023	10/01/2022	A	1,087,890
						6,332,521

Virginia—0.6%
6,065,000	Suffolk, VA Redevel. & Hsg. Authority (Henrico-Richmond)[1]	5.000	08/01/2036	05/01/2018	A	6,077,797
368,000	Watkins Centre, VA Community Devel. Authority[1]	5.400	03/01/2020	04/29/2018	A	368,412
						6,446,209

36 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Washington—0.2%
$175,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600%	03/01/2028	04/29/2018	A	$175,012
10,000	King County, WA Hsg. Authority (Rural Preservation)[1]	5.750	01/01/2028	07/01/2018	A	10,020
1,500,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[1]	6.250	10/01/2028	10/01/2018	A	1,531,575
						1,716,607

West Virginia—0.4%
700,000	Monongalia County, WV Special District Excise Tax (University Town Center)[1]	4.500	06/01/2027	06/10/2024	B	700,707
3,050,000	WV EDA (Morgantown Associates)[1]	2.875	12/15/2026	10/25/2022	B	2,990,342
						3,691,049

Wisconsin—1.2%
150,000	WI H&EFA (Beloit College)[1]	5.250	06/01/2025	06/01/2020	A	161,016
100,000	WI H&EFA (Prohealth Care/ Waukesha Memorial Hospital/Prohealth Care Obligated Group)[1]	6.375	02/15/2029	02/15/2019	A	104,011
12,000,000	WI Public Finance Authority (American Dream at Meadowlands Project)[1]	6.250	08/01/2027	08/01/2027		12,802,080
						13,067,107

U.S. Possessions—17.5%
1,000,000	Puerto Rico Aqueduct & Sewer Authority, AGC	5.000	07/01/2025	07/01/2018	A	1,002,270
10,105,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	03/17/2021	B	9,862,682
6,095,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	07/19/2027	B	5,866,377
145,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625	05/15/2043	12/13/2032	B	138,521
4,245,000	Puerto Rico Commonwealth GO, AGC[12]	3.041	07/01/2019	07/01/2019		4,243,260
100,000	Puerto Rico Commonwealth GO, AGC[1]	5.000	07/01/2023	04/29/2018	A	100,254
15,580,000	Puerto Rico Commonwealth GO4	5.125	07/01/2024	07/01/2024		7,011,000
105,000	Puerto Rico Commonwealth GO4	5.250	07/01/2017	07/01/2017		46,987
655,000	Puerto Rico Commonwealth GO, NPFGC[1]	5.250	07/01/2021	04/29/2018	A	655,111
515,000	Puerto Rico Commonwealth GO, AGC	5.250	07/01/2024	07/01/2021	A	538,360
4,860,000	Puerto Rico Commonwealth GO4	5.500	07/01/2017	07/01/2017		2,174,850

37 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$6,510,000	Puerto Rico Commonwealth GO, AGC[1]	5.500%	07/01/2018	07/01/2018		$6,553,682
2,890,000	Puerto Rico Commonwealth GO, NPFGC[1]	5.500	07/01/2018	07/01/2018		2,896,416
5,250,000	Puerto Rico Commonwealth GO4	5.500	07/01/2026	07/01/2026		2,283,750
140,000	Puerto Rico Commonwealth GO4	5.500	07/01/2026	07/01/2026		60,900
2,160,000	Puerto Rico Commonwealth GO4	5.500	07/01/2027	07/01/2027		939,600
12,765,000	Puerto Rico Commonwealth GO4	6.000	07/01/2029	07/01/2029		5,552,775
300,000	Puerto Rico Commonwealth GO, AGC	6.000	07/01/2033	04/29/2018	A	304,329
90,000	Puerto Rico Commonwealth GO, NPFGC	7.480 [8]	07/01/2019	07/01/2019		84,955
80,000	Puerto Rico Convention Center Authority, AGC	5.000	07/01/2027	04/29/2018	A	80,144
1,199,459	Puerto Rico Electric Power Authority[4]	10.000	07/01/2019	07/01/2019		470,788
1,199,460	Puerto Rico Electric Power Authority[4]	10.000	07/01/2019	07/01/2019		470,788
899,595	Puerto Rico Electric Power Authority[4]	10.000	01/01/2021	01/01/2021		353,091
899,595	Puerto Rico Electric Power Authority[4]	10.000	07/01/2021	07/01/2021		353,091
299,864	Puerto Rico Electric Power Authority[4]	10.000	01/01/2022	01/01/2022		117,322
299,865	Puerto Rico Electric Power Authority[4]	10.000	07/01/2022	07/01/2022		117,322
5,685,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250	07/01/2028	07/01/2028		2,202,937
51,565,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.250	07/01/2026	11/30/2025	B	19,981,438
4,295,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.250	07/01/2028	07/01/2028		1,664,313
40,000	Puerto Rico Electric Power Authority, Series DDD, AGC	5.000	07/01/2023	07/01/2020	A	41,282
75,000	Puerto Rico Electric Power Authority, Series LL, NPFGC	5.500	07/01/2018	07/01/2018		75,197
1,000,000	Puerto Rico Electric Power Authority, Series PP, NPFGC	5.000	07/01/2023	07/01/2023		998,790
550,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2022	07/01/2018	A	549,972
100,000	Puerto Rico Electric Power Authority, Series RR, SGI	5.000	07/01/2025	07/01/2025		92,373
155,000	Puerto Rico Electric Power Authority, Series RR, AGC[1]	5.000	07/01/2026	04/29/2018	A	155,308
790,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2020	04/29/2018	A	790,087
2,000,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2021	04/29/2018	A	2,000,000

38 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$1,000,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000%	07/01/2023	07/01/2023		$998,790
1,380,000	Puerto Rico Electric Power Authority, Series TT4	5.000	07/01/2017	07/01/2017		531,300
5,560,000	Puerto Rico Electric Power Authority, Series TT4	5.000	07/01/2025	07/01/2025		2,154,500
165,000	Puerto Rico Electric Power Authority, Series TT, NPFGC	5.000	07/01/2026	07/01/2026		162,586
740,000	Puerto Rico Electric Power Authority, Series UU, NPFGC	4.000	07/01/2018	07/01/2018		738,986
550,000	Puerto Rico Electric Power Authority, Series UU, NPFGC	4.500	07/01/2018	07/01/2018		550,132
10,000	Puerto Rico Electric Power Authority, Series UU, AGC	5.000	07/01/2023	04/29/2018	A	10,025
1,705,000	Puerto Rico Electric Power Authority, Series VV, NPFGC	5.250	07/01/2025	07/01/2025		1,715,298
5,000,000	Puerto Rico Electric Power Authority, Series WW4	5.000	07/01/2028	07/13/2027	B	1,937,500
250,000	Puerto Rico Electric Power Authority, Series XX4	5.250	07/01/2027	07/01/2027		96,875
6,280,000	Puerto Rico Electric Power Authority, Series ZZ4	5.000	07/01/2017	07/01/2017		2,417,800
5,000,000	Puerto Rico Electric Power Authority, Series ZZ4	5.250	07/01/2018	07/01/2018		1,937,500
1,180,000	Puerto Rico Electric Power Authority, Series ZZ4	5.250	07/01/2025	07/01/2025		457,250
1,060,000	Puerto Rico Electric Power Authority, Series ZZ4	5.250	07/01/2026	07/01/2026		410,750
290,000	Puerto Rico Highway & Transportation Authority, NPFGC[1]	5.000	07/01/2018	07/01/2018		290,418
170,000	Puerto Rico Highway & Transportation Authority, NPFGC[1]	5.000	07/01/2018	04/29/2018	A	170,243
475,000	Puerto Rico Highway & Transportation Authority, NPFGC[1]	5.000	07/01/2029	07/16/2027	B	459,895
2,000,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.250	07/01/2018	07/01/2018		2,012,200
1,010,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.250	07/01/2018	07/01/2018		1,016,161
230,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.250	07/01/2022	07/01/2022		243,977
11,150,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.500	07/01/2018	07/01/2018		11,224,816
790,000	Puerto Rico Highway & Transportation Authority, NPFGC[1]	5.500	07/01/2019	07/01/2019		798,453
105,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.500	07/01/2020	07/01/2020		110,185
530,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.500	07/01/2023	07/01/2023		570,079

39 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$530,000	Puerto Rico Highway & Transportation Authority, FGIC[13]	5.750%	07/01/2021	07/01/2021		$389,550
675,000	Puerto Rico Highway & Transportation Authority, Series G, FGIC[13]	5.250	07/01/2019	07/01/2019		496,125
1,045,000	Puerto Rico Highway & Transportation Authority, Series N4	5.500	07/01/2021	07/01/2021		201,162
2,465,000	Puerto Rico Infrastructure (Mepsi Campus)[4]	6.250	10/01/2024	01/01/2022	B	499,162
3,310,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	10/17/2024	B	2,954,175
450,000	Puerto Rico ITEMECF (International American University)[1]	5.000	10/01/2021	10/01/2021		463,059
120,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.000	08/01/2018	04/29/2018	A	120,371
50,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.000	08/01/2020	04/29/2018	A	50,155
50,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.000	08/01/2022	04/29/2018	A	50,136
1,605,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.000	08/01/2027	04/29/2018	A	1,607,889
305,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.000	08/01/2030	04/29/2018	A	305,381
2,000,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250	08/01/2019	04/29/2018	A	2,024,680
145,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250	08/01/2020	04/29/2018	A	146,608
265,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250	08/01/2021	04/29/2018	A	267,608
30,000	Puerto Rico Municipal Finance Agency, Series B, AGC[1]	5.250	07/01/2021	07/01/2021		31,643
7,325,000	Puerto Rico Municipal Finance Agency, Series C, AGC[1]	5.250	08/01/2018	08/01/2018		7,385,138
395,000	Puerto Rico Municipal Finance Agency, Series C, AGC[1]	5.250	08/01/2019	08/01/2019		409,374
40,000	Puerto Rico Municipal Finance Agency, Series C, AGC[1]	5.250	08/01/2022	08/01/2022		42,474
50,000	Puerto Rico Public Buildings Authority, AGC[1]	5.250	07/01/2025	07/01/2025		53,531
760,000	Puerto Rico Public Buildings Authority[4]	5.250	07/01/2027	10/17/2026	B	336,300
58,983	Puerto Rico Public Buildings Authority, FGIC[13]	5.500	07/01/2016	07/01/2016		43,205
135,000	Puerto Rico Public Buildings Authority[4]	5.500	07/01/2023	07/01/2023		57,712
1,335,181	Puerto Rico Public Buildings Authority[4]	5.750	07/01/2016	07/01/2016		587,480

40 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$500,000	Puerto Rico Public Buildings Authority[4]	6.125%	07/01/2023	07/01/2023		$221,250
5,345,000	Puerto Rico Public Buildings Authority[4]	6.250	07/01/2022	07/01/2022		2,365,162
2,905,000	Puerto Rico Public Buildings Authority[4]	6.250	07/01/2026	07/01/2026		1,285,462
190,000	Puerto Rico Public Buildings Authority, AMBAC	10.000 [3]	07/01/2035	04/29/2018	A	199,308
37,400,000	Puerto Rico Public Finance Corp., Series A4	6.500	08/01/2028	12/12/2027	B	955,944
54,770,000	Puerto Rico Public Finance Corp., Series B4	5.500	08/01/2031	07/17/2029	B	1,399,921
10,675,000	Puerto Rico Public Finance Corp., Series B4	6.000	08/01/2024	08/01/2024		272,853
17,475,000	Puerto Rico Public Finance Corp., Series B4	6.000	08/01/2025	08/01/2025		446,661
6,495,000	Puerto Rico Public Finance Corp., Series B4	6.000	08/01/2026	08/01/2026		166,012
1,175,000	Puerto Rico Sales Tax Financing Corp., Series A4	4.375	08/01/2020	08/01/2020		279,063
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A4	4.625	08/01/2019	08/01/2019		237,500
11,355,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.000	08/01/2018	08/01/2018		2,696,813
22,825,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.000	08/01/2024	08/01/2024		5,420,938
11,580,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.250	08/01/2019	08/01/2019		2,750,250
23,630,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.375	08/01/2020	08/01/2020		5,612,125
12,900,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.500	08/01/2021	08/01/2021		3,063,750
16,000,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.500	08/01/2022	08/01/2022		3,800,000
10,550,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.500	08/01/2023	08/01/2023		2,505,625
5,320,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.500	08/01/2042	03/21/2042	B	1,263,500
7,000,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.625	08/01/2030	08/01/2030		1,662,500
5,970,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.750	08/01/2037	01/31/2037	B	1,417,875
16,635,000	Puerto Rico Sales Tax Financing Corp., Series A4	6.125	08/01/2029	08/01/2029		3,950,813
9,000,000	Puerto Rico Sales Tax Financing Corp., Series A4	6.500	08/01/2044	01/31/2044	B	2,137,500
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.000	08/01/2022	08/01/2022		587,500

41 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$4,865,000	Puerto Rico Sales Tax Financing Corp., Series C4	6.000%	08/01/2042	08/01/2041	B	$1,155,438
27,000,000	Puerto Rico Sales Tax Financing Corp., Series C4	6.500	08/01/2035	08/01/2035		6,412,500
1,000,000	University of Puerto Rico	5.000	06/01/2020	06/01/2020		680,000
5,000,000	University of Puerto Rico	5.000	06/01/2025	06/01/2025		3,390,000
2,535,000	University of Puerto Rico, Series P	5.000	06/01/2023	06/01/2023		1,718,730
1,790,000	University of Puerto Rico, Series Q	5.000	06/01/2022	06/01/2022		1,213,620
						189,637,572
Total Municipal Bonds and Notes (Cost $1,530,335,960)						1,196,829,119

Shares
Common Stock—0.0%
6,757	Resolute Forest Products[14,15] (Cost $80,903)					56,083

Total Investments, at Value (Cost $1,530,416,863)—110.4%						1,196,885,202
Net Other Assets (Liabilities)—(10.4)						(113,059,742)
Net Assets—100.0%						$1,083,825,460

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Option call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Date of mandatory put.

D. Average life due to mandatory, or expected, sinking fund principal payment prior to the applicable optional call date.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

3. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

4. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

5. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8. Zero coupon bond reflects effective yield on the original acquisition date.

9. Interest or dividend is paid-in-kind, when applicable.

10. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

11. Security received as the result of issuer reorganization.

12. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

42 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

13. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

14. Non-income producing security.

15. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

AGC	Assured Guaranty Corp.
AMBAC	AMBAC Indemnity Corp.
AM&S	Academies of Math & Science
AM&SS	Academies of Math & Science South
BCHCC	Bernalillo County Health Care Corp.
BHCor	Baptist Health Corbin
BHF	Baptist Health Floyd
BHL	Baptist Health Louisville
BHLex	Baptist Health Lexington
BHlthL	Baptist Health Lagrange
BHMad	Baptist Health Madisonville
BHMG	Baptist Health Group
BHP	Baptist Health Paducah
BHR	Baptist Health Richmond
BHS	Baptist Healthcare System
CCAH	Cleveland Clinic Avon Hospital
CCFHN	Cleveland Clinic Florida Hospitals Naples
CCFL	Cleveland Clinic Florida
CCFnd	Cleveland Clinic Foundation
CCHlthS	Cleveland Clinic Health Care
CCHSER	Cleveland Clinic Health System-East Region
COP	Certificates of Participation
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
FairviewH	Fairview Hospital
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
GSW	Georgia Southwestern University
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
LutheranH	Lutheran Hospital
MaryH	Marymount Hospital
MedHosp	Medina Hospital

43 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

MGCO	Middle Georgia College
MSSA	Math & Science Success Academy
NPFGC	National Public Finance Guarantee Corp.
NWCDSC	Northwest Community Day Surgery Center
NWCH	Northwest Community Hospital
NWCHC	Northwest Community Healthcare
NY/NJ	New York/New Jersey
NYC	New York City
PAS	Presence Ambulatory Services
PBH	Presence Behavioral Health
PC&SHN	Presence Central & Suburban Hospitals Network
PCHN	Presence Chicago Hospitals Network
PCTC	Presence Care Transformation Corp.
PHCF	Presbyterian Healthcare Foundation
PHCr	Presence Home Care
PHFBT	Presence Health Food Foundation Board of Trustees
PHlth	Presence Health
PHN	Presence Health Network
PHP	Presence PRV Health
PHSvcs	Presbyterian Healthcare Services
PLC	Presence Life Connections
PPH	Presence PRV Health
PRC	Presence RHC Corporation
PRMC	Presence Resurrection Medical Center
PSFH	Presence Saint Francis Hospital
PSJHC	Presence Saint Francis Hospital-Chicago
PSM&EMC	Presence Saints Mary and Elizabeth Medical Center
PSSC	Presence Senior Services - Chicagoland
RCF	Rush-Copley Foundation
RCMC	Rush-Copley Medical Center
Res Rec	Resource Recovery Facility
RUMC	Rush University Medical Center
SGI	Syncora Guarantee, Inc.
TASC	Tobacco Settlement Asset-Backed Bonds
UMEP	UME Preparatory Academy
USDA	U.S. Department of Agriculture

See accompanying Notes to Financial Statements.

44 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2018 Unaudited

Assets
Investments, at value (cost $1,530,416,863)—see accompanying statement of investments	$1,196,885,202

Cash	271,837

Receivables and other assets:
Interest	17,156,017
Investments sold on a when-issued or delayed delivery basis	7,766,952
Shares of beneficial interest sold	747,810
Other	805,041

Total assets	1,223,632,859

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	85,110,000
Payable for borrowings (See Note 9)	51,800,000
Shares of beneficial interest redeemed	1,823,183
Dividends	424,305
Distribution and service plan fees	199,591
Trustees’ compensation	127,208
Interest expense on borrowings	73,943
Shareholder communications	22,130
Other	227,039

Total liabilities	139,807,399

Net Assets	$1,083,825,460

Composition of Net Assets
Par value of shares of beneficial interest	$260,594

Additional paid-in capital	1,584,770,361

Accumulated net investment income	4,301,854

Accumulated net realized loss on investments	(171,975,688)

Net unrealized depreciation on investments	(333,531,661)

Net Assets	$1,083,825,460

45 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $624,365,057 and 149,880,999 shares of beneficial interest outstanding)	$4.17
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$4.27

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $994,036 and 238,890 shares of beneficial interest outstanding)	$4.16

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $318,274,544 and 76,815,414 shares of beneficial interest outstanding)	$4.14

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $140,191,823 and 33,659,144 shares of beneficial interest outstanding)	$4.17

See accompanying Notes to Financial Statements.

46 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2018 Unaudited

Investment Income
Interest	$ 26,744,229

Expenses
Management fees	2,475,771

Distribution and service plan fees:
Class A	821,433
Class B	8,841
Class C	1,736,397

Transfer and shareholder servicing agent fees:
Class A	334,054
Class B	884
Class C	173,737
Class Y	80,662

Shareholder communications:
Class A	10,890
Class B	190
Class C	7,812
Class Y	3,149

Borrowing fees	848,798

Legal, auditing and other professional fees	582,992

Interest expense on borrowings	344,880

Interest expense and fees on short-term floating rate notes issued (See Note 4)	228,969

Trustees’ compensation	7,672

Custodian fees and expenses	6,484

Other	66,256

Total expenses	7,739,871
Net Investment Income	19,004,358

Realized and Unrealized Loss
Net realized loss on investment transactions	(24,189,409)

Net change in unrealized appreciation/depreciation on investment transactions	(328,909)

Net Decrease in Net Assets Resulting from Operations	$ (5,513,960)

See accompanying Notes to Financial Statements.

47 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

Operations
Net investment income	$19,004,358	$55,511,864

Net realized loss	(24,189,409)	(3,242,058)

Net change in unrealized appreciation/depreciation	(328,909)	(119,715,298)

Net decrease in net assets resulting from operations	(5,513,960)	(67,445,492)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(12,613,968)	(35,173,274)
Class B	(26,702)	(164,243)
Class C	(5,287,387)	(15,671,079)
Class Y	(3,245,723)	(9,874,123)

	(21,173,780)	(60,882,719)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(147,095,297)	(198,155,053)
Class B	(1,827,877)	(5,192,830)
Class C	(90,344,988)	(133,645,476)
Class Y	(71,991,633)	451,241

	(311,259,795)	(336,542,118)

Net Assets
Total decrease	(337,947,535)	(464,870,329)

Beginning of period	1,421,772,995	1,886,643,324

End of period (including accumulated net investment income of $4,301,854 and $6,471,276, respectively)	$1,083,825,460	$1,421,772,995

See accompanying Notes to Financial Statements.

48 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended March 31, 2018 Unaudited

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(5,513,960)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(39,775,050)
Proceeds from disposition of investment securities	323,143,876
Short-term investment securities, net	411,591
Premium amortization	5,499,662
Discount accretion	(1,872,157)
Net realized loss on investment transactions	24,189,409
Net change in unrealized appreciation/depreciation on investment transactions	328,909
Change in assets:
Increase in other assets	(226,119)
Decrease in interest receivable	4,268,548
Decrease in receivable for securities sold	43,127,497
Change in liabilities:
Increase in other liabilities	14,720
Decrease in payable for securities purchased	(889,493)

Net cash provided by operating activities	352,707,433

Cash Flows from Financing Activities
Proceeds from borrowings	230,000,000
Payments on borrowings	(296,300,000)
Proceeds from shares sold	80,823,693
Payments on shares redeemed	(414,128,078)
Cash distributions paid	(3,085,851)

Net cash used in financing activities	(402,690,236)

Net decrease in cash	(49,982,803)

Cash, beginning balance	50,254,640

Cash, ending balance	$271,837

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $18,263,407.

Cash paid for interest on borrowings—$343,567.

Cash paid for interest on short-term floating rate notes issued—$228,969.

See accompanying Notes to Financial Statements.

49 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$4.23	$4.57	$4.51	$4.78	$4.71	$5.04

Income (loss) from investment operations:
Net investment income[2]	0.07	0.15	0.17	0.18	0.20	0.18
Net realized and unrealized gain (loss)	(0.05)	(0.32)	0.07	(0.26)	0.06	(0.33)

Total from investment operations	0.02	(0.17)	0.24	(0.08)	0.26	(0.15)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.17)	(0.18)	(0.19)	(0.19)	(0.18)

Net asset value, end of period	$4.17	$4.23	$4.57	$4.51	$4.78	$4.71

Total Return, at Net Asset Value[3]	0.45%	(3.86)%	5.35%	(1.63)%	5.58%	(3.16)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$624,365	$785,651	$1,054,193	$1,321,554	$1,865,368	$2,781,456

Average net assets (in thousands)	$668,743	$927,434	$1,168,904	$1,681,042	$2,282,451	$3,373,420

Ratios to average net assets:[4]
Net investment income	3.42%	3.49%	3.86%	3.80%	4.24%	3.68%
Expenses excluding specific expenses listed below	0.89%	0.81%	0.84%	0.77%	0.76%	0.73%
Interest and fees from borrowings	0.20%	0.13%	0.13%	0.14%	0.07%	0.03%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.03%	0.03%	0.01%	0.01%	0.01%

Total expenses	1.13%	0.97%	1.00%	0.92%	0.84%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.13%	0.95%	1.00%	0.92%	0.84%[6]	0.77%

Portfolio turnover rate	3%	26%	10%	16%	15%	23%

50 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

1. On August 21, 2015, the Fund effected a 3 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

51 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$4.22	$4.56	$4.51	$4.77	$4.70	$5.04

Income (loss) from investment operations:
Net investment income[2]	0.05	0.13	0.14	0.14	0.16	0.14
Net realized and unrealized gain (loss)	(0.05)	(0.34)	0.05	(0.24)	0.06	(0.34)

Total from investment operations	0.00	(0.21)	0.19	(0.10)	0.22	(0.20)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.13)	(0.14)	(0.16)	(0.15)	(0.14)

Net asset value, end of period	$4.16	$4.22	$4.56	$4.51	$4.77	$4.70

Total Return, at Net Asset Value[3]	0.06%	(4.60)%	4.33%	(2.23)%	4.68%	(3.91)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$994	$2,897	$8,481	$15,745	$25,356	$34,636

Average net assets (in thousands)	$1,756	$5,389	$12,127	$21,385	$29,076	$43,668

Ratios to average net assets:[4]
Net investment income	2.61%	2.82%	3.11%	3.06%	3.44%	2.84%
Expenses excluding specific expenses listed below	1.66%	1.56%	1.60%	1.53%	1.56%	1.57%
Interest and fees from borrowings	0.20%	0.13%	0.13%	0.14%	0.07%	0.03%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.03%	0.03%	0.01%	0.01%	0.01%

Total expenses	1.90%	1.72%	1.76%	1.68%	1.64%	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	1.70%	1.76%	1.68%	1.64%[6]	1.61%

Portfolio turnover rate	3%	26%	10%	16%	15%	23%

52 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

1. On August 21, 2015, the Fund effected a 3 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

53 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$4.20	$4.54	$4.49	$4.75	$4.69	$5.02

Income (loss) from investment operations:
Net investment income[2]	0.05	0.12	0.14	0.14	0.16	0.14
Net realized and unrealized gain (loss)	(0.05)	(0.33)	0.05	(0.24)	0.06	(0.33)

Total from investment operations	0.00	(0.21)	0.19	(0.10)	0.22	(0.19)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.13)	(0.14)	(0.16)	(0.16)	(0.14)

Net asset value, end of period	$4.14	$4.20	$4.54	$4.49	$4.75	$4.69

Total Return, at Net Asset Value[3]	0.07%	(4.61)%	4.36%	(2.30)%	4.74%	(3.85)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$318,274	$416,490	$588,919	$707,252	$922,694	$1,226,253

Average net assets (in thousands)	$347,664	$511,787	$640,614	$845,068	$1,039,738	$1,486,679

Ratios to average net assets:[4]
Net investment income	2.67%	2.75%	3.10%	3.04%	3.48%	2.91%
Expenses excluding specific expenses listed below	1.64%	1.56%	1.60%	1.52%	1.52%	1.50%
Interest and fees from borrowings	0.20%	0.13%	0.13%	0.14%	0.07%	0.03%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.03%	0.03%	0.01%	0.01%	0.01%

Total expenses	1.88%	1.72%	1.76%	1.67%	1.60%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.88%	1.70%	1.76%	1.67%	1.60%[6]	1.54%

Portfolio turnover rate	3%	26%	10%	16%	15%	23%

54 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

1. On August 21, 2015, the Fund effected a 3 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

55 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$4.23	$4.57	$4.51	$4.78	$4.71	$5.04

Income (loss) from investment operations:
Net investment income[2]	0.07	0.16	0.19	0.19	0.21	0.20
Net realized and unrealized gain (loss)	(0.05)	(0.32)	0.06	(0.26)	0.06	(0.33)

Total from investment operations	0.02	(0.16)	0.25	(0.07)	0.27	(0.13)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.18)	(0.19)	(0.20)	(0.20)	(0.20)

Net asset value, end of period	$4.17	$4.23	$4.57	$4.51	$4.78	$4.71

Total Return, at Net Asset Value[3]	0.57%	(3.62)%	5.61%	(1.38)%	5.84%	(2.85)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$140,192	$216,735	$235,050	$314,830	$594,597	$554,120

Average net assets (in thousands)	$161,179	$244,752	$258,865	$494,061	$502,919	$633,743

Ratios to average net assets:[4]
Net investment income	3.66%	3.68%	4.11%	4.12%	4.48%	3.93%
Expenses excluding specific expenses listed below	0.64%	0.56%	0.59%	0.52%	0.52%	0.48%
Interest and fees from borrowings	0.20%	0.13%	0.13%	0.14%	0.07%	0.03%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.03%	0.03%	0.01%	0.01%	0.01%

Total expenses	0.88%	0.72%	0.75%	0.67%	0.60%	0.52%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.70%	0.75%	0.67%	0.60%[6]	0.52%

Portfolio turnover rate	3%	26%	10%	16%	15%	23%

56 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

1. On August 21, 2015, the Fund effected a 3 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

57 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Rochester Short Duration High Yield Municipal Fund (the “Fund”), a series of Oppenheimer Municipal Fund, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

58 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended September 30, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 30, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

59 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2018	$24,942,008
2019	9,284,227
No expiration	115,007,841

Total	$149,234,076

At period end, it is estimated that the capital loss carryforwards would be $34,226,235 expiring by 2019 and $139,197,250, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,442,553,619[1]

Gross unrealized appreciation	$12,214,927

Gross unrealized depreciation	(345,766,149)

Net unrealized depreciation	$(333,551,222)

1. The Federal tax cost of securities does not include cost of $87,882,805, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

60 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee

61 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

62 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$5,655,464	$—	$5,655,464
Alaska	—	10,023	—	10,023
Arizona	—	15,301,312	—	15,301,312
Arkansas	—	155,340	—	155,340
California	—	196,290,268	—	196,290,268
Colorado	—	6,448,692	—	6,448,692
Connecticut	—	1,014,280	—	1,014,280
District of Columbia	—	72,605,502	—	72,605,502
Florida	—	47,637,708	900,000	48,537,708
Georgia	—	22,490,976	—	22,490,976
Hawaii	—	11,844,367	—	11,844,367
Idaho	—	437,327	—	437,327
Illinois	—	188,874,746	—	188,874,746
Indiana	—	16,563,481	—	16,563,481
Kansas	—	425,907	—	425,907
Kentucky	—	11,890,262	—	11,890,262
Louisiana	—	16,686,153	—	16,686,153
Maine	—	666,079	—	666,079
Maryland	—	65,120	—	65,120
Massachusetts	—	21,985,151	—	21,985,151
Michigan	—	4,654,750	—	4,654,750
Minnesota	—	6,650,435	—	6,650,435
Mississippi	—	15,937,090	—	15,937,090
Missouri	—	9,629,096	—	9,629,096
Montana	—	660,752	—	660,752
Nebraska	—	766,358	—	766,358
Nevada	—	25,672,132	—	25,672,132
New Hampshire	—	9,706,686	—	9,706,686
New Jersey	—	90,309,451	—	90,309,451
New Mexico	—	126,891	—	126,891
New York	—	73,011,367	—	73,011,367
North Carolina	—	2,184,904	—	2,184,904
Ohio	—	38,272,589	—	38,272,589
Oklahoma	—	581,346	—	581,346
Oregon	—	50,123	—	50,123
Other Territory	—	6,681,871	—	6,681,871
Pennsylvania	—	21,401,108	—	21,401,108
Rhode Island	—	200,629	—	200,629
South Carolina	—	1,734,071	—	1,734,071
Tennessee	—	200,548	—	200,548
Texas	—	29,557,699	—	29,557,699
Vermont	—	6,332,521	—	6,332,521
Virginia	—	6,446,209	—	6,446,209

63 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Washington	$—	$1,716,607	$—	$1,716,607
West Virginia	—	3,691,049	—	3,691,049
Wisconsin	—	13,067,107	—	13,067,107
U.S. Possessions	—	189,637,572	—	189,637,572
Common Stock	56,083	—	—	56,083

Total Assets	$56,083	$1,195,929,119	$900,000	$1,196,885,202

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear

64 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by

65 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $41,480,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured

66 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $158,310,617 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $85,110,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 5,625,000	CA GO Tender Option Bond Series 2017-XF0580 Trust	7.368%	11/1/33	$7,427,194
25,000,000	CA Health Facilities Financing Authority Tender Option Bond Series 2015-XF2024 Trust[3]	7.734	11/15/31	30,220,000
16,485,000	Chicago, IL Board of Education Tender Option Bond Series 2015-XF2149 Trust[3]	6.453	12/1/24	17,343,209
2,500,000	MA Water Resources Authority Tender Option Bond Series 2017-XF2502 Trust	11.727	8/1/30	5,146,425
3,335,000	NJ Turnpike Authority Tender Option Bond Series 2017-XF0574 Trust	5.801	1/1/35	3,766,883
2,750,000	NYC Transitional Finance Authority (Building Aid) Tender Option Bond Series 2017-XF0561 Trust	10.835	7/15/36	4,481,978
4,335,000	OH Hospital Facilities (CCHlthS/CCFnd/FairviewH/ LutheranH/MaryH/CCFL/CCFHN/CCHSER/CCAH/ MedHosp Obligated Group) Tender Option Bond Series 2017-XF0573 Trust	4.781	1/1/36	4,814,928

				$73,200,617

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

67 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 15% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $85,110,000 or 6.96% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$7,766,952

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

68 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities may be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$443,315,028
Market Value	$108,419,961
Market Value as % of Net Assets	10.00%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and

69 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0,001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	6,186,364	$25,205,011	21,350,251	$94,699,159
Dividends and/or distributions reinvested	2,653,597	10,852,691	6,810,369	30,044,697
Redeemed	(44,869,808)	(183,152,999)	(73,132,711)	(322,898,909)
Net decrease	(36,029,847)	$(147,095,297)	(44,972,091)	$(198,155,053)

Class B
Sold	93	$386	44,143	$198,324
Dividends and/or distributions reinvested	6,464	26,363	35,626	157,620
Redeemed	(453,779)	(1,854,626)	(1,253,191)	(5,548,774)
Net decrease	(447,222)	$(1,827,877)	(1,173,422)	$(5,192,830)

70 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class C
Sold	3,741,257	$15,137,645	7,259,842	$32,218,825
Dividends and/or distributions reinvested	1,148,067	4,669,575	2,996,256	13,147,097
Redeemed	(27,148,923)	(110,152,208)	(40,816,145)	(179,011,398)
Net decrease	(22,259,599)	$(90,344,988)	(30,560,047)	$(133,645,476)

Class Y
Sold	10,028,249	$40,837,137	34,063,968	$151,072,540
Dividends and/or distributions reinvested	663,950	2,714,778	1,814,508	7,987,920
Redeemed	(28,327,856)	(115,543,548)	(36,071,968)	(158,609,219)
Net increase (decrease)	(17,635,657)	$(71,991,633)	(193,492)	$451,241

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$39,775,050	$323,143,876

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $4.5 billion	0.400
Next $5 billion	0.390
Over $10 billion	0.370

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and

71 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted

72 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans (the “Plans” ) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
March 31, 2018	$6,654	$12,219	$—	$6,527

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

73 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.8629% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.16% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 1.8629%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$46,411,538
Average Daily Interest Rate	1.478%
Fees Paid	$920,630
Interest Paid	$343,567

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase

74 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$123,435

75 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

76 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Rochester Short Duration High Yield Municipal Fund	10/24/17	81.9%	0.0%	18.1%

Oppenheimer Rochester Short Duration High Yield Municipal Fund	11/21/17	93.9%	0.0%	6.1%

Oppenheimer Rochester Short Duration High Yield Municipal Fund	1/23/18	82.6%	0.0%	17.4%

Oppenheimer Rochester Short Duration High Yield Municipal Fund	2/20/18	83.2%	0.0%	16.8%

77 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

Beth Ann Brown, Trustee

Edmund P. Giambastiani, Jr., Trustee

Elizabeth Krentzman, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Daniel Vandivort, Trustee

Scott S. Cottier, Vice President

Troy E. Willis, Vice President

Mark R. DeMitry, Vice President

Michael L. Camarella, Vice President

Charles S. Pulire, Vice President

Elizabeth S. Mossow, Vice President

Richard A. Stein, Vice President

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Cynthia Lo Bessette, Secretary and Chief Legal Officer

Jennifer Foxson, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money

Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel

Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

78 OPPENHEIMER ROCHESTER SHORT DURATION HIGH YIELD MUNICIPAL FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800. CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0860.001.0318 May 25, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)        (1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018
By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/18/2018